Exhibit 4
                                                                         (Front)

Not Valid Unless Countersigned by Transfer Agent

INDEPENDENCE ENERGY CORP.

CUSIP # 45343Y 10 6

Authorized Stock: 75,000,000
Par Value:  $.001

This Certifies that

Is The Record Holder Of

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                                      /s/
------------------------                              --------------------------
                                                      Secretary

                                                      /s/
                                                      --------------------------
                                                      President

                                    Corporate
                                      Seal

Not valid unless countersigned by Transfer Agent

                                               Countersigned:

                                               Holladay Stock Transfer, Inc.
                                               2939 North 67th Place, Ste C
                                               Scottsdale, Arizona 85251

                                               By:
                                                  ------------------------------
                                                        Authorized Signature

                                                                       Exhibit 4
                                                                          (Back)

Note: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a banker (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          UNIF GIFT MIN ACT - _____Custodian _____
TEN ENT - as tenants by the entireties                    (cust)         (Minor)
JT TEN  - as joint tenants with right
          of under the Uniform Gifts
          to survivorship and not as                     Minors Act  ___________
          tenants in common                                           (State)




Additional abbreviations my also be used thought not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


______________________________________
Please insert Social Security or other
Identifying Number of Assignee

________________________________________________________________________________
(Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


________________________________________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever